UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2006

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in “Item 3.02. Unregistered Sales of Equity Securities” and Exhibit 4.1 to this Current Report on Form 8-K are incorporated in this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 7, 2006, Ventas, Inc. (the “Company”) completed the acquisition of all of the outstanding equity interests of VSCRE Holdings, LLC (“VSCRE”) and all of the issued and outstanding beneficial interests of IPC AL Real Estate Investment Trust (“IPC”), pursuant to the terms of the Securities Purchase Agreement dated as of September 6, 2006 (as amended and modified, the “Purchase Agreement”) among the Company, SCRE Investments, Inc. (“SCRE”), IPC Equity Holdings Limited and VSCRE. The aggregate consideration for the transaction was $602.4 million, consisting of approximately $537.4 million in cash (including the assumption of $114.8 million of mortgage debt) and 1,708,279 shares of common stock, par value $0.25 per share, of the Company (the “Shares”).

IPC and VSCRE, an entity recently formed for the purpose of acquiring real estate assets prior to its acquisition by the Company, consist of a portfolio of 64 senior care facilities, comprised of four separate asset groups previously owned by 14 different entities (the “Predecessor Entities”). As a result of the consummation of the transactions contemplated by the Purchase Agreement, the Company, through IPC and VSCRE, acquired 40 assisted living communities, 17 skilled nursing facilities, five multi-level retirement communities and two rehabilitation hospitals in 15 U.S. states.

Following the acquisition of IPC and VSCRE, the 64 facilities are being leased to affiliates of Senior Care, Inc., an affiliate of SCRE, pursuant to the terms of a triple-net master lease having an initial term of 15 years and two five-year extensions. The tenants’ obligations under the master lease are guaranteed, directly or indirectly, by tenants’ parent, Senior Care Operations Holdings, LLC, and its parent, Senior Care, Inc.

Item 3.02.	Unregistered Sales of Equity Securities.

On November 7, 2006, the Company issued the Shares to SCRE Holdings, Inc. (“SCRE Holdings”), an affiliate of SCRE, as part of the purchase price for the acquisition. The Shares were issued to SCRE Holdings pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation D promulgated under the Securities Act.

In connection with the issuance of the Shares, on November 7, 2006, the Company and SCRE Holdings entered into a Registration Rights Agreement pursuant to which, among other things, the Company agreed to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) to cover resales of the Shares. The Company is required to file the Registration Statement by March 7, 2007 and to use its commercially reasonable efforts to cause the Registration Statement to be declared effective as promptly as reasonably practicable following the filing date. The Company is also required to use its commercially reasonable efforts to keep the Registration Statement continuously effective for a period of two years from the date of effectiveness or, if earlier, until such time as the Shares registered thereunder cease to be registrable securities (as defined in the Registration Rights Agreement).

The foregoing description of the Registration Rights Agreement is qualified by reference in its entirety to the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.1 and incorporated in this Item 3.02 by reference.

Item 7.01.	Regulation FD Disclosure.

On November 7, 2006, the Company issued a press release announcing the completion of its acquisition of VSCRE and IPC. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of the Predecessor Entities are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference:

Audited consolidated financial statements of Balanced Care Corporation as of June 30, 2006 and 2005 and for each of the years in the three-year period ended June 30, 2006;

Audited consolidated financial statements of EPI Corporation as of December 31, 2004 and 2003 and for the years then ended;

Audited consolidated financial statements of Kentucky Venture Fund, LLC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, and unaudited consolidated financial statements of Kentucky Venture Fund, LLC as of June 30, 2005 and for the six-month periods ended June 30, 2005 and 2004;

Audited consolidated financial statements of IPC AL Real Estate Investment Trust as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited consolidated financial statements of IPC AL Real Estate Investment Trust as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005;

Audited consolidated financial statements of IPC (MT) Holdco, Inc. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited consolidated financial statements of IPC (MT) Holdco, Inc. as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005;

Audited consolidated financial statements of Elmcroft Investors One, LP as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited consolidated financial statements of Elmcroft Investors One, LP as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005;

Audited consolidated financial statements of Elmcroft Assisted Living, LLC as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited consolidated financial statements of Elmcroft Assisted Living, LLC as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005;

Audited financial statements of Villas de Carlsbad, Ltd. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited financial statements of Villas de Carlsbad, Ltd. as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005;

Audited consolidated financial statements of La Mesa Alzheimer’s Care, LP as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited consolidated financial statements of La Mesa Alzheimer’s Care, LP as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005;

Audited financial statements of Point Loma Alzheimer’s Care, LP as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited financial statements of Point Loma Alzheimer’s Care, LP as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005;

Audited financial statements of Grossmont – IPG, Ltd. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited financial statements Grossmont – IPG, Ltd. as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005;

Audited financial statements of Las Villas del Norte, Ltd. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited financial statements of Las Villas del Norte, Ltd. as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005;

Audited financial statements of Mountview Retirement, Ltd. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited financial statements of Mountview Retirement, Ltd. as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005; and

Audited financial statements of Rancho Vista, LLC as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and unaudited financial statements of Rancho Vista, LLC as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of September 30, 2006, for the nine months then ended and for the year ended December 31, 2005 are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(c) Exhibits:

Exhibit Number	Description

4.1	Registration Rights Agreement dated as of November 7, 2006 by and among the Company and SCRE Holdings, Inc.

23.1	Consent of KPMG LLP with respect to Balanced Care Corporation.

23.2	Consent of PricewaterhouseCoopers LLP with respect to EPI Corporation.

23.3	Consent of Mountjoy & Bressler, LLP with respect to Kentucky Venture Fund, LLC.

23.4	Consent of KPMG LLP with respect to IPC AL Real Estate Investment Trust.

23.5	Consent of KPMG LLP with respect to IPC (MT) Holdco, Inc.

23.6	Consent of Melheiser Endres Tucker, PC with respect to Elmcroft Investors One, LP.

23.7	Consent of Melheiser Endres Tucker, PC with respect to Elmcroft Assisted Living, LLC.

23.8	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Villas de Carlsbad, Ltd.

23.9	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to La Mesa Alzheimer’s Care, LP.

23.10	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Point Loma Alzheimer’s Care, LP.

23.11	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Grossmont – IPG, Ltd.

23.12	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Las Villas del Norte, Ltd.

23.13	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Mountview Retirement, Ltd.

23.14	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Rancho Vista, LLC.

99.1	Press release issued by the Company on November 7, 2006.

99.2	Historical Financial Statements of each of the Predecessor Entities.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company as of and for the nine months ended September 30, 2006, and for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: November 10, 2006	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Registration Rights Agreement dated as of November 7, 2006 by and among the Company and SCRE Holdings, Inc.

23.1	Consent of KPMG LLP with respect to Balanced Care Corporation.

23.2	Consent of PricewaterhouseCoopers LLP with respect to EPI Corporation.

23.3	Consent of Mountjoy & Bressler, LLP with respect to Kentucky Venture Fund, LLC.

23.4	Consent of KPMG LLP with respect to IPC AL Real Estate Investment Trust.

23.5	Consent of KPMG LLP with respect to IPC (MT) Holdco, Inc.

23.6	Consent of Melheiser Endres Tucker, PC with respect to Elmcroft Investors One, LP.

23.7	Consent of Melheiser Endres Tucker, PC with respect to Elmcroft Assisted Living, LLC.

23.8	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Villas de Carlsbad, Ltd.

23.9	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to La Mesa Alzheimer’s Care, LP.

23.10	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Point Loma Alzheimer’s Care, LP.

23.11	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Grossmont – IPG, Ltd.

23.12	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Las Villas del Norte, Ltd.

23.13	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Mountview Retirement, Ltd.

23.14	Consent of Lavine, Lofgren, Morris & Engelberg, LLP with respect to Rancho Vista, LLC.

99.1	Press release issued by the Company on November 7, 2006.

99.2	Historical Financial Statements of each of the Predecessor Entities.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company as of and for the nine months ended September 30, 2006, and for the year ended December 31, 2005.